Investment Contracts with Insurance Companies	12 Months Ended
Dec. 31, 2025
EBP 017
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Contracts with Insurance Companies	Investment Contracts with Insurance Companies
The Plan holds a portfolio of investment contracts which include synthetic guaranteed investment contracts. These contracts meet the fully benefit-responsive investment contract criteria and, therefore, are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants when they initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less withdrawals.

Synthetic guaranteed investment contracts are issued by insurance companies or other financial institutions, backed by a portfolio of bonds. The bond portfolio may be structured as a fixed income separately managed account or collective fund. The bond portfolio is owned directly by the Plan. The issuer guarantees that all qualified participant withdrawals will be at contract value and that the crediting rate applied will not be less than 0%. Crediting rates are typically reset monthly to account for the difference between the contract value and the fair value of the underlying portfolio.

If the Plan defaults in its obligations under the contract (including the issuer's determination that the agreement constitutes a nonexempt prohibited transaction as defined under ERISA), and such default is not corrected within the time permitted by the contract, then the contract may be terminated by the issuer and the Plan will receive the fair value as of the date of termination. Each contract recognizes certain “events of default” which can invalidate the contracts' coverage. Among these are investments outside of the range of instruments which are permitted under the investment guidelines contained in the investment contract, fraudulent or other material misrepresentations made to the issuer, changes of control of the investment adviser not approved by the contract issuer, changes in certain key regulatory requirements, delivery of any communication to plan participants to influence a participant not to invest in the stable value option, termination of the plan or failure of the Plan to be tax qualified.

The contracts also generally provide for withdrawals associated with certain events which are not in the ordinary course of Plan operations. Under certain conditions, these withdrawals may be paid with a market value adjustment applied to the withdrawal as defined in the investment contract. Each contract issuer specifies the events which may trigger a market value adjustment; however, such events may include, but not be limited to, the following:

•The redemption of all or a portion of the interests in the Plan at the direction of the plan sponsor, including partial termination of the plan, withdrawals due to the removal of a specifically identifiable group of employees from coverage under the plan (such as a group layoff or early retirement incentive program), the closing or sale of a subsidiary, employing unit, or affiliate, or the bankruptcy or insolvency of the plan sponsor.

At this time, the occurrence of any such market value adjustment event is not probable.